UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                November 16, 2006
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)


      Michigan                           001-32428               30-0030900
(State or other jurisdiction     (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)

                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

      o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


TABLE OF CONTENTS

Item 2.02   Results of Operations and Financial Condition
Item 9.01   Financial Statements and Exhibits

Item 2.02   Results of Operations and Financial Condition

     On November 16, 2006 the Registrant issued a press release concerning its results of operations for the three months and nine months ended September 30, 2006 and its financial position at September 30, 2006. A copy of the press release has been annexed to this report on Form 8-K as an exhibit hereto.


Item 9.01   Financial Statements and Exhibits

     Press Release dated November 16, 2006 regarding the Registrant's results for the three months and nine months ended September 30, 2006 and its financial position at September 30, 2006.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 16, 2006                       TARPON INDUSTRIES, INC.


                                              By: /s/ James W. Bradshaw
                                                -------------------------------
                                                      James W. Bradshaw
                                                      Chief Executive Officer